UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01                               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 10, 2018, Dollar General Corporation (the “Company”) completed a registered, underwritten offering of $500,000,000 aggregate principal amount of 4.125% Senior Notes due 2028 (the “Notes”).  The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-216940) (the “Registration Statement”), including a prospectus supplement dated March 26, 2018 (the “Prospectus Supplement”) to the prospectus contained therein dated March 24, 2017 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and a free writing prospectus dated March 26, 2018 (the “Free Writing Prospectus”), filed by the Company with the Commission, pursuant to Rule 433 under the Securities Act.

The Notes were issued pursuant to an indenture (as supplemented and amended, the “Indenture”) dated as of July 12, 2012 between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture dated as of April 10, 2018 between the Company and the Trustee (the “Seventh Supplemental Indenture”).

A copy of the Seventh Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  The descriptions of the Seventh Supplemental Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Seventh Supplemental Indenture and the form of Notes attached hereto.

The Notes are unsecured and unsubordinated obligations of the Company and rank equally and ratably with the Company’s other existing and future debt not expressly subordinated in right of payment to the Notes and are effectively subordinated to the Company’s secured debt to the extent of the value of the collateral.  The Notes are structurally subordinated to the claims of creditors of subsidiaries of the Company.

The Company will pay interest on the Notes semi-annually on May 1 and November 1, beginning November 1, 2018, to holders of record on the preceding April 15 and October 15, as the case may be.  Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Notes will mature on May 1, 2028.  Prior to February 1, 2028 (the “Par Call Date”), the Company may redeem the Notes at any time in whole or at any time and from time to time in part, in each case at the Company’s option, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of the principal and interest thereon that would be due if such Notes matured on the Par Call Date (not including any portions of such payments of interest accrued as of the date of redemption) discounted to the redemption date on a semi-annual basis plus a premium equal to the applicable treasury rate plus 20 basis points, plus accrued and unpaid interest to, but excluding, the date of redemption.  Beginning on the Par Call Date, the Company may redeem the Notes at any time in whole or at any time and from time to time in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the date of redemption.

In the event of a Change of Control Triggering Event (as defined in the Seventh Supplemental Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.  The Seventh Supplemental Indenture also contains certain customary covenants, including limitations on the ability of the Company and its subsidiaries, with exceptions, to incur debt secured by a pledge of or a lien on the voting stock of their significant subsidiaries.  The Seventh Supplemental Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable, as applicable.

The net proceeds from the offering of the Notes will be used to repay all $400 million outstanding principal amount of the Company’s 1.875% Senior Notes due 2018 (the “2018 Senior Notes”), to reduce any of the Company’s outstanding commercial paper notes (excluding $186.0 million of commercial paper notes held by one of its wholly-owned subsidiaries) and, to the extent of any remaining proceeds, for general corporate purposes.

U.S. Bank National Association also serves as trustee under the Indenture, as supplemented by the supplemental indentures, governing the Company’s existing senior notes due 2018, 2023, 2025 and 2027, and an affiliate of U.S. Bank National Association acted as an underwriter for the Company’s offering of the Notes for which they have received customary compensation.

ITEM 2.03                                  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 8.01                                  OTHER EVENTS.

In connection with the offering by the Company of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the opinions of counsel with respect to the validity of the Notes sold in the offering (Exhibits 5.1 and 5.2 hereto) are filed herewith in order to be incorporated by reference into the Registration Statement, the Base Prospectus and/or the Prospectus Supplement.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
4.1	Seventh Supplemental Indenture, dated as of April 10, 2018, between Dollar General Corporation and U.S. Bank National Association, as trustee.

4.2	Form of 4.125% Senior Notes due 2028 (included in Exhibit 4.1)

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC.

5.2	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included as part of Exhibit 5.1).

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2018	DOLLAR GENERAL CORPORATION

	By:	/s/ John W. Garratt
Name: John W. Garratt
Title: Executive Vice President and Chief Financial Officer